COMMERCIAL MORTGAGE ASSET TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-C2

ADDENDUM TO STRUCTURAL AND COLLATERAL TERM SHEET - OCTOBER 14, 1999


Accor-M-Six Limited Partnership
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

Loan No.    Asset No.   Property Name    Address                     City            State   TTM Occupancy 1    TTM Gross Revenues 1
--------    ---------   -------------    -------                     ----            -----   ---------------    --------------------

     3           1        1078           65 Newbury Street           Danvers            MA         77.30%              $ 1,698,642
     3           2        1268           10 Roosevelt Road           Villa Park         IL         78.10%              $ 1,434,926
     3           3         775           6330 Debonair Lane          Speedway           IN         58.80%              $ 1,398,507
     3           4         739           2400 Biddle Rd              Medford            OR         77.20%              $ 1,441,358
     3           5        1040           1535 Milwaukee Ave          Glenview           IL         73.50%              $ 1,322,726
     3           6         253           1800 North East Seventh     Grants Pass        OR         63.60%              $ 1,160,476
     3           7         245           52624 US Hwy 31 N           South Bend         IN         56.10%              $ 1,156,508
     3           8         700           7707 Lee Hwy                Chattanooga        TN         64.30%              $   787,508
     3           9        1059           88 Burnett Road             Chicopee           MA         60.80%              $   776,927
     3          10        1254           8290 Louisiana Street       Merrillville       IN         66.50%              $   993,273
     3          11        1283           1283 Motel 6 Drive          Washington         PA         61.70%              $   859,057
     3          12         156           95 Wallace Rd               Nashville          TN         64.80%              $ 1,050,305
     3          13         699           323 Cartwright Rd           Goodlettsville     TN         50.00%              $   583,751
     3          14         784           1800 Winnetka Circle        Rolling Meadows    IL         62.70%              $ 1,145,298

                                                                                                             [1] As of June 30, 1999
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This  material is for your private  information  and we are not  soliciting  any action  based upon it. This  material is not to be construed as an offer to sell or the solicitation of any offer to buy any security.  This material is based on sources that we consider  reliable,  but we do not represent that it is accurate or  complete  and it  should  not be  relied  upon as such.  By  accepting  this material,  the  recipient  agrees  that it will not  distribute  or provide  the material to any other person. The information  contained in this material may be based on assumptions  regarding market conditions and other matters as reflected therein.  We  make  no  representations  regarding  the  reasonableness  of such assumptions or the likelihood  that any of such  assumptions  will coincide with actual market conditions or events,  and this material should not be relied upon for such purposes.  We and our  affiliates,  officers,  directors,  partners and employees,  including  persons  involved in the  preparation or issuance of this material  may, from time to time,  have long or short  positions in, and buy and sell,  the  securities  mentioned  therein  or  derivatives  thereof  (including options). This material may be filed with the Securities and Exchange Commission
(the  "SEC")  and  incorporated  by  reference  into an  effective  registration statement  previously filed with the SEC under Rule 415 of the Securities Act of
1933,  including in cases where the material does not pertain to securities that are  ultimately  offered  for  sale  pursuant  to such  registration  statement.
Information  contained in this  material is current as of the date  appearing on this material only.  Information  in this material  regarding any assets backing any securities discussed herein supersedes all prior information  regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities  discussed herein or otherwise,  is hypothetical and preliminary, is expected to change and will be superseded by the information contained in the final prospectus.  Accordingly,  prospective  investors are advised to carefully read,  and  should  rely  solely  on,  the  final  prospectus  relating  to  the certificates referred to herein in making their investment decision.